Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
March 31, 2024
SUN-NPRT1-0524
1.9882624.106
Nonconvertible Bonds - 56.0%
		Principal Amount (a)	Value ($)
Australia - 1.5%
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	600,000	555,034
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	500,000	540,534
6.75% 12/2/44 (Reg. S) (b)		570,000	567,863
TOTAL AUSTRALIA			1,663,431
Belgium - 0.5%
KBC Group NV 6.324% 9/21/34 (b)(c)		550,000	576,814
Denmark - 1.7%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	819,029
4.75% 6/21/30 (Reg. S) (b)	EUR	561,000	633,618
Jyske Bank A/S:
5% 10/26/28 (b)	EUR	225,000	250,259
5.125% 5/1/35 (Reg. S) (b)	EUR	143,000	157,509
TOTAL DENMARK			1,860,415
Finland - 0.6%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	600,000	662,418
France - 5.0%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		225,000	196,604
2.5% 3/31/32 (Reg. S) (b)	EUR	600,000	614,112
4.125% 5/24/33 (Reg. S)	EUR	600,000	683,210
BPCE SA:
1.5% 1/13/42 (Reg. S) (b)	EUR	600,000	591,157
5.716% 1/18/30 (b)(c)		250,000	251,235
Electricite de France SA:
4.75% 10/12/34 (Reg. S)	EUR	800,000	924,535
5.5% 1/25/35 (Reg. S)	GBP	600,000	744,196
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	300,000	329,714
4.25% 9/6/34 (Reg. S)	EUR	300,000	339,003
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	189,417
Societe Generale:
4.75% 11/24/25 (c)		200,000	196,129
6.691% 1/10/34 (b)(c)		200,000	209,643
Technip Energies NV 1.125% 5/28/28	EUR	300,000	293,510
TOTAL FRANCE			5,562,465
Germany - 8.5%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	472,500	259,211
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	2,000,000	833,951
5% 4/27/27 (Reg. S) (b)	EUR	200,000	81,993
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	300,000	334,052
Bayer U.S. Finance LLC:
6.375% 11/21/30 (c)		560,000	572,605
6.5% 11/21/33 (c)		500,000	508,754
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	134,339
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	400,000	421,817
4% 6/24/32 (Reg. S) (b)	EUR	800,000	835,289
6.125% 12/12/30 (Reg. S) (b)	GBP	800,000	1,022,554
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	250,000	269,646
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	467,251
KfW:
0% 9/17/30 (Reg. S)	EUR	1,300,000	1,182,525
2.875% 6/7/33 (Reg. S)	EUR	900,000	985,588
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	200,000	229,035
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	400,000	438,164
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	299,099
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	206,133
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	300,999
TOTAL GERMANY			9,383,005
Hong Kong - 1.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	279,987
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,300,000	1,153,750
TOTAL HONG KONG			1,433,737
Ireland - 1.9%
AIB Group PLC:
2.25% 4/4/28 (Reg. S) (b)	EUR	1,200,000	1,240,098
5.25% 10/23/31 (Reg. S) (b)	EUR	550,000	639,827
Bank of Ireland Group PLC 5.601% 3/20/30 (b)(c)		205,000	204,909
TOTAL IRELAND			2,084,834
Italy - 0.5%
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	300,000	312,866
Intesa Sanpaolo SpA 6.625% 6/20/33 (c)		275,000	285,345
TOTAL ITALY			598,211
Luxembourg - 2.5%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	830,273
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	977,054
1.75% 3/12/29 (Reg. S)	EUR	600,000	561,759
2.625% 10/20/28 (Reg. S)	GBP	250,000	273,692
CBRE Global Investors Pan European Core Fund 4.75% 3/27/34 (Reg. S)	EUR	150,000	165,238
TOTAL LUXEMBOURG			2,808,016
Mexico - 1.7%
Petroleos Mexicanos 6.5% 3/13/27		1,980,000	1,861,220
Netherlands - 2.8%
ABN AMRO Bank NV 3.875% 1/15/32 (Reg. S)	EUR	400,000	436,766
ING Groep NV:
4.5% 5/23/29 (Reg. S) (b)	EUR	500,000	555,170
4.75% 5/23/34 (Reg. S) (b)	EUR	900,000	1,043,985
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	118,918
Koninklijke KPN NV 3.875% 2/16/36 (Reg. S)	EUR	100,000	109,039
Rabobank Nederland:
3.822% 7/26/34 (Reg. S)	EUR	200,000	220,101
4% 1/10/30 (Reg. S)	EUR	300,000	332,356
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	100,000	114,103
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	200,000	223,041
TOTAL NETHERLANDS			3,153,479
Poland - 0.4%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	461,208
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	306,259
Spain - 0.9%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/35 (b)		600,000	608,898
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	300,000	329,857
TOTAL SPAIN			938,755
Sweden - 0.6%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	330,312
Samhallsbyggnadsbolaget I Norden AB:
2.25% 8/12/27 (Reg. S)	EUR	250,000	179,264
3% 1/14/25 (Reg. S)	EUR	200,000	196,803
TOTAL SWEDEN			706,379
Switzerland - 5.5%
Argentum Netherlands BV:
5.625% 8/15/52 (Reg. S) (b)		964,000	949,347
5.75% 8/15/50 (Reg. S) (b)		1,300,000	1,287,312
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	892,980
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	557,853
4.125% 6/9/33 (Reg. S) (b)	EUR	660,000	722,079
4.75% 3/17/32 (Reg. S) (b)	EUR	1,070,000	1,214,085
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		600,000	501,750
TOTAL SWITZERLAND			6,125,406
United Kingdom - 15.6%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	200,000	281,247
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	181,775
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	490,000	570,150
7.437% 11/2/33 (b)		200,000	222,151
8.407% 11/14/32 (Reg. S) (b)	GBP	300,000	402,691
BAT Capital Corp. 5.834% 2/20/31		93,000	93,798
Heathrow Funding Ltd. 6% 3/5/32 (Reg. S)	GBP	450,000	574,789
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	470,000	534,877
4.856% 5/23/33 (Reg. S) (b)	EUR	500,000	574,659
6.8% 9/14/31 (b)	GBP	160,000	217,514
7.39% 11/3/28 (b)		350,000	372,370
8.201% 11/16/34 (Reg. S) (b)	GBP	400,000	556,000
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	340,000	400,986
John Lewis PLC 6.125% 1/21/25	GBP	1,659,000	2,089,510
Lloyds Bank Corporate Markets PLC 1.75% 7/11/24 (Reg. S)	GBP	140,000	174,899
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	400,000	457,630
4.5% 1/11/29 (Reg. S) (b)	EUR	230,000	256,021
4.75% 9/21/31 (Reg. S) (b)	EUR	670,000	759,550
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	100,000	121,895
4.5% 7/10/27 (Reg. S)	GBP	270,000	328,593
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	500,000	533,761
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	650,000	746,609
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	306,166
4.771% 2/16/29 (Reg. S) (b)	EUR	600,000	671,026
7.416% 6/6/33 (Reg. S) (b)	GBP	300,000	395,729
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	750,000	742,293
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	290,000	317,897
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	140,000	168,776
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	208,000	231,822
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	160,000	212,179
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	500,000	562,157
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	389,951
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	240,440
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	208,273
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	600,000	823,824
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	250,000	309,252
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	288,285
3.375% 10/16/25 (Reg. S)	GBP	800,000	977,676
TOTAL UNITED KINGDOM			17,297,221
United States of America - 4.2%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	430,000	523,490
Carrier Global Corp. 4.5% 11/29/32	EUR	200,000	228,770
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	200,000	252,316
Duke Energy Corp. 3.85% 6/15/34	EUR	550,000	587,345
Ford Motor Credit Co. LLC:
4.445% 2/14/30	EUR	250,000	274,165
6.86% 6/5/26	GBP	400,000	518,762
JPMorgan Chase & Co. 3.761% 3/21/34 (Reg. S) (b)	EUR	300,000	327,909
Morgan Stanley:
3.955% 3/21/35 (Reg. S) (b)	EUR	300,000	328,432
4.656% 3/2/29 (b)	EUR	300,000	335,243
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	269,201
Southern Co. 1.875% 9/15/81 (b)	EUR	850,000	801,496
Verizon Communications, Inc. 3.75% 2/28/36	EUR	225,000	243,691
TOTAL UNITED STATES OF AMERICA			4,690,820
TOTAL NONCONVERTIBLE BONDS (Cost $67,417,786)			62,174,093

U.S. Government and Government Agency Obligations - 15.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 15.5%
U.S. Treasury Bonds:
1.125% 8/15/40	700,000	433,316
2.25% 8/15/46	500,000	342,207
3.25% 5/15/42	2,600,000	2,210,102
3.625% 5/15/53	500,000	439,297
4% 11/15/42	710,000	668,787
4.375% 8/15/43	50,000	49,406
4.5% 2/15/44	500,000	502,734
6.25% 5/15/30	2,660,000	2,943,664
U.S. Treasury Notes:
2.625% 7/31/29 (e)	3,000,000	2,771,836
3.5% 2/15/33	1,000,000	947,070
3.75% 12/31/28	444,000	434,530
3.75% 12/31/30	435,000	422,953
4% 2/15/34	100,000	98,344
4.25% 2/28/29	2,685,000	2,688,566
4.375% 11/30/28	1,000,000	1,005,273
4.5% 11/15/33	1,265,000	1,293,067

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $17,483,547)		17,251,152

Foreign Government and Government Agency Obligations - 7.2%
		Principal Amount (a)	Value ($)
Germany - 5.3%
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	2,715,000	2,428,791
2.1% 11/15/29(Reg. S)	EUR	200,000	213,610
2.5% 7/4/44	EUR	300,000	324,260
3.25% 7/4/42	EUR	2,400,000	2,878,199
TOTAL GERMANY			5,844,860
Japan - 1.9%
Japan Government 0.005% 2/1/25	JPY	326,850,000	2,158,380
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,946,234)			8,003,240

Supranational Obligations - 4.4%
		Principal Amount (a)	Value ($)
European Investment Bank:
0.625% 1/22/29 (Reg. S)	EUR	1,200,000	1,175,072
3% 11/15/28 (Reg. S)	EUR	2,865,000	3,129,119
European Union 0% 10/4/30 (Reg. S)	EUR	600,000	545,495
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,835,741)			4,849,686

Preferred Securities - 9.5%
		Principal Amount (a)	Value ($)
Australia - 0.7%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(d)		850,000	826,210
Czech Republic - 0.4%
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	800,000	431,540
Finland - 0.3%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	300,000	281,612
Germany - 3.1%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,400,000	897,172
AT Securities BV USD Swap Semi-annual 30/360 5Y Index + 3.540% 7.747% (Reg. S) (b)(d)(f)		750,000	452,100
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	1,300,000	888,824
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	107,234
3.875% (Reg. S) (b)(d)	EUR	1,100,000	1,097,899
TOTAL GERMANY			3,443,229
Ireland - 0.8%
AerCap Holdings NV 5.875% 10/10/79 (b)		450,000	446,775
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	450,000	482,448
TOTAL IRELAND			929,223
Sweden - 1.3%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	1,500,000	1,165,158
3.625% (Reg. S) (b)(d)	EUR	150,000	105,188
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	650,000	161,288
TOTAL SWEDEN			1,431,634
Switzerland - 0.4%
Credit Suisse Group AG Claim (g)		1,900,000	209,000
UBS Group AG 7% (Reg. S) (b)(d)		200,000	199,560
TOTAL SWITZERLAND			408,560
United Kingdom - 2.5%
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	350,000	435,126
7.125% (b)(d)	GBP	200,000	248,139
8.875% (b)(d)	GBP	200,000	256,848
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	1,100,000	1,119,981
Mobico Group PLC 4.25% (Reg. S) (b)(d)	GBP	190,000	219,238
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	400,000	480,248
TOTAL UNITED KINGDOM			2,759,580
TOTAL PREFERRED SECURITIES (Cost $16,592,579)			10,511,588

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h) (Cost $6,143,772)	6,142,543	6,143,772

TOTAL INVESTMENT IN SECURITIES - 98.1% (Cost $120,419,659)	108,933,531
NET OTHER ASSETS (LIABILITIES) - 1.9%	2,123,290
NET ASSETS - 100.0%	111,056,821

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	10	Jun 2024	759,666	(517)	(517)
TME 10 Year Canadian Note Contracts (Canada)	38	Jun 2024	3,375,970	22,077	22,077

TOTAL BOND INDEX CONTRACTS					21,560

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	10	Jun 2024	2,044,844	(1,583)	(1,583)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	81	Jun 2024	8,668,266	24,890	24,890
CBOT Long Term U.S. Treasury Bond Contracts (United States)	36	Jun 2024	4,335,750	84,857	84,857

TOTAL TREASURY CONTRACTS					108,164

TOTAL PURCHASED					129,724

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	10	Jun 2024	1,261,393	(32,837)	(32,837)

TOTAL FUTURES CONTRACTS					96,887
The notional amount of futures purchased as a percentage of Net Assets is 17.2%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	500,000	USD	539,789	Canadian Imperial Bk. of Comm.	4/02/24	(364)
GBP	65,000	USD	82,094	Royal Bank of Canada	4/02/24	(55)
CAD	92,000	USD	68,263	Canadian Imperial Bk. of Comm.	4/12/24	(334)
CAD	133,000	USD	99,634	JPMorgan Chase Bank, N.A.	4/12/24	(1,432)
EUR	1,986,000	USD	2,151,700	Bank of America, N.A.	4/12/24	(8,245)
EUR	61,000	USD	65,822	Brown Brothers Harriman & Co	4/12/24	15
EUR	551,000	USD	595,932	Brown Brothers Harriman & Co	4/12/24	(1,247)
EUR	262,000	USD	284,823	Canadian Imperial Bk. of Comm.	4/12/24	(2,051)
EUR	130,000	USD	142,232	Canadian Imperial Bk. of Comm.	4/12/24	(1,925)
EUR	302,000	USD	327,308	Citibank, N. A.	4/12/24	(1,364)
EUR	68,000	USD	74,082	JPMorgan Chase Bank, N.A.	4/12/24	(691)
EUR	389,000	USD	425,367	JPMorgan Chase Bank, N.A.	4/12/24	(5,526)
EUR	71,000	USD	76,655	JPMorgan Chase Bank, N.A.	4/12/24	(26)
GBP	186,000	USD	235,852	Bank of America, N.A.	4/12/24	(1,079)
GBP	526,000	USD	670,794	Brown Brothers Harriman & Co	4/12/24	(6,866)
GBP	103,000	USD	131,176	Brown Brothers Harriman & Co	4/12/24	(1,167)
GBP	326,000	USD	413,708	Brown Brothers Harriman & Co	4/12/24	(2,225)
GBP	577,000	USD	729,137	Canadian Imperial Bk. of Comm.	4/12/24	(837)
GBP	408,000	USD	520,460	Canadian Imperial Bk. of Comm.	4/12/24	(5,474)
GBP	178,000	USD	226,728	Goldman Sachs Bank USA	4/12/24	(2,053)
GBP	232,000	USD	297,179	Goldman Sachs Bank USA	4/12/24	(4,344)
GBP	193,000	USD	245,200	JPMorgan Chase Bank, N.A.	4/12/24	(1,592)
GBP	46,000	USD	58,115	JPMorgan Chase Bank, N.A.	4/12/24	(53)
GBP	563,000	USD	714,232	JPMorgan Chase Bank, N.A.	4/12/24	(3,603)
JPY	384,800,000	USD	2,679,130	JPMorgan Chase Bank, N.A.	4/12/24	(133,297)
USD	55,689	AUD	83,000	Brown Brothers Harriman & Co	4/12/24	1,587
USD	32,623	CAD	44,000	Brown Brothers Harriman & Co	4/12/24	135
USD	51,871	CAD	70,000	Brown Brothers Harriman & Co	4/12/24	186
USD	21,411	CAD	29,000	Brown Brothers Harriman & Co	4/12/24	(2)
USD	21,465	CAD	29,000	Canadian Imperial Bk. of Comm.	4/12/24	53
USD	123,325	CAD	165,000	JPMorgan Chase Bank, N.A.	4/12/24	1,496
USD	212,688	EUR	193,000	BNP Paribas S.A.	4/12/24	4,387
USD	349,707	EUR	321,000	BNP Paribas S.A.	4/12/24	3,257
USD	753,605	EUR	686,000	Brown Brothers Harriman & Co	4/12/24	13,217
USD	481,704	EUR	442,000	Brown Brothers Harriman & Co	4/12/24	4,661
USD	72,850	EUR	67,000	Canadian Imperial Bk. of Comm.	4/12/24	538
USD	575,124	EUR	530,000	Canadian Imperial Bk. of Comm.	4/12/24	3,104
USD	964,438	EUR	893,000	Canadian Imperial Bk. of Comm.	4/12/24	639
USD	49,965,469	EUR	45,509,000	Citibank, N. A.	4/12/24	848,409
USD	137,630	EUR	127,000	Goldman Sachs Bank USA	4/12/24	561
USD	2,924,139	EUR	2,658,000	JPMorgan Chase Bank, N.A.	4/12/24	55,407
USD	54,523	EUR	50,000	JPMorgan Chase Bank, N.A.	4/12/24	559
USD	56,994	EUR	52,000	JPMorgan Chase Bank, N.A.	4/12/24	871
USD	64,841	EUR	59,000	JPMorgan Chase Bank, N.A.	4/12/24	1,164
USD	27,102	EUR	25,000	JPMorgan Chase Bank, N.A.	4/12/24	120
USD	132,970	EUR	122,000	Royal Bank of Canada	4/12/24	1,297
USD	69,028	GBP	54,000	BNP Paribas S.A.	4/12/24	868
USD	22,968,118	GBP	18,054,000	Bank of America, N.A.	4/12/24	180,017
USD	54,409	GBP	43,000	Bank of America, N.A.	4/12/24	134
USD	85,916	GBP	68,000	Canadian Imperial Bk. of Comm.	4/12/24	85
USD	421,190	GBP	333,000	JPMorgan Chase Bank, N.A.	4/12/24	871
USD	51,785	GBP	41,000	Royal Bank of Canada	4/12/24	34
USD	2,717,797	JPY	385,150,000	Royal Bank of Canada	4/12/24	169,648
USD	2,193,238	JPY	326,750,000	Royal Bank of Canada	4/12/24	31,462

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,138,930
Unrealized Appreciation						1,324,782
Unrealized Depreciation						(185,852)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Assicurazioni Generali SpA	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	600,000	4,986	(6,020)	(1,034)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	500,000	(13,789)	13,298	(491)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	250,000	(6,894)	6,674	(220)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	350,000	(9,652)	9,339	(313)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	500,000	(111,259)	110,321	(938)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	200,000	(44,504)	43,956	(548)
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	955,000	(19,360)	1,165	(18,195)

TOTAL CREDIT DEFAULT SWAPS							(200,472)	178,733	(21,739)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,120,956 or 2.8% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $445,501.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,058,877	11,046,438	8,961,543	62,356	-	-	6,143,772	0.0%
Total	4,058,877	11,046,438	8,961,543	62,356	-	-	6,143,772

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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